Genie Energy Ltd

(NYSE: GNE, GNEPRA)

Investor Presentation

November 2014

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Genie's and its divisions' future performance;
- projections of Genie's and its divisions' results of operations or financial condition;
- statements regarding Genie's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and
- expectations concerning the permitting, timing and development of Genie's shale oil projects.

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Genie's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie's control. Such known and unknown risks, uncertainties and other factors may cause Genie's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Genie's periodic filings made with the Securities and Exchange Commission.

Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of Genie's current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

See **"Cautionary Statements Regarding Oil and Gas Quantities"** on page 25.

Investment Case: The Future of Energy

- Genie Energy combines the huge potential upside of energy exploration with the strong financial performance of a traditional Retail Energy Provider (REP)
  - Strong balance sheet and capital structure with over $100mm in cash
  - Cash flows are reinvested in growth opportunities across the company
  - Current market valuation range provides limited downside risk
- Genie Oil & Gas has a clear path to actualizing the energy exploration promise and will create value through the achievement of key milestones
  - License in Northern Israel provides for potential substantial near-term production of oil
  - Strong technical team comprised of leaders in their fields
- IDT Energy has consistently delivered strong earnings and cash flow and has expansion opportunities in new sales channels and territories







Genie Overview

Oil and Gas exploration and production company

- World class scientific team focused on conventional and unconventional resources to produce clean and affordable transportation fuels
- Exclusive license for resource in Northern Israel; exploration program is underway
- Operating oil shale development projects in Israel, Colorado and Mongolia with tens of billions of barrels of resource potential

Retail energy provider (REP) operating in the Eastern U.S.

- Founded in 2004, now one of the largest independent REP serving residential market in the Northeast
- Purchases electricity and natural gas in wholesale markets for resale to end users
- Currently servicing over 360k meters in NY, NJ PA, MD, Ill and DC
- Growth business with strong current operations

Genie Energy: At a Glance


Genie Energy Ltd. (NYSE:GNE)
Genie Energy International Corp.
IDT Energy
Residents Energy
Epiq Energy
Diversegy
Genie Retail Energy
Genie Oil & Gas
Genie Mongolia
American Shale Oil (AMSO) 44%
Afek Oil & Gas
Israel Energy Initiatives (IEI)

Symbol	NYSE: GNE
Stock Price*	$7.03
Shares Outstanding	$24.7 Million
Symbol	NYSE: GNEPRA
Stock Price*	$7.25
Shares Outstanding	$2.3 Million
Market Capitalization*	$190 Million
Cash & Marketable Securities**	$81.1 Million
Debt	$0 Million
Revenue (TTM)***	$317.8 Million
EBITDA (TTM)***	($1.5) Million
Full Time Employees	135
Fiscal Year End	December 31st

** Market data as of 9/30/14*

*** Includes Cash, Restricted Cash and Marketable Securities as 6/30/14*

**** TTM - Twelve months ended 6/30/14*

Genie Oil and Gas – Investment Thesis

Growing Global Demand and Peaking Supply of "Easy" Oil is Driving Demand for New Conventional and Unconventional Sources of Production

Oil Exploration License in Northern Israel – Near-term Production Potential

- Genie exploration efforts identified a basin in Northern Israel believed to contain substantial quantities of oil
- The company has secured an exclusive exploration license covering 396.5 square kilometers within the basin and is in the process of executing the early stages of its exploration program

Exploration Agreements in Three of the Largest Global Oil Shale Deposits

- Genie has secured exclusive exploration rights to areas in the Green River Formation (Colorado-U.S. 1.4 Trillion BBL), Shfela Basin (Israel, ~250 Billion BBL) and Mongolia (estimated to contain a combined 60 billion barrels)

Unparalleled Technical Expertise

- Genie's technical professionals have industry-leading experience in developing conventional and unconventional resources

Partnerships with Oil Major and Strategic Investors

- Joint Venture with Total in Colorado and
- Strategic investments in Genie Oil & Gas from leading financial investors, including the Rothschild Group and Michael Steinhardt

GOGAS's World Class Technical Team

- Harold Vinegar, Ph.D., Chief Scientist, Genie Oil & Gas
  Chief Scientist Royal Dutch Shell (retired), 38 years experience in unconventional resources, 295 US patents, U.S. National Academy Engineering, National Research Council, Professor of Petroleum Geosciences at Ben-Gurion University
- Glen Perry, MS in Petroleum Engineering, Project Manager, Genie Oil & Gas
  40+ years of experience in the domestic and international petroleum energy field specializing in project evaluation, engineering and operations, as well as senior management of oil and gas exploration and production companies in the US, Russia and the Republic of Georgia
- Alan Burnham, Ph.D., Chief Technology Officer, AMSO
  30+ years at Lawrence Livermore National Laboratory in oil shale and advanced energy research, 230 journal articles, conference papers, book chapters and technical reports, 3 patents and 3 patents pending
- Yuval Bartov, Ph.D., Chief Geologist, Genie Oil & Gas
  15 years experience in oil shale in Israel and Colorado, Former Assistant Professor at the Colorado School of Mines , 40 Journal articles, conference papers, book chapters and technical reports
- Scott Nguyen, Ph.D., VP Technology, Genie Oil & Gas
  Former Senior Physicist at Shell R&D, 20+ US patents and patent applications, Served on the Advisory Committee of American Institute of Physics Corporate Associates, Texas Israel Chamber of Commerce Cleantech Advisory Board
- Leonard Switzer, Ph.D., SVP & Project Manager, AMSO
  7 years at Praxair in industrial gas and combustion R&D, 7 journal articles and 1 patent

Afek Oil & Gas

Genie's exploration work in Israel has identified a potential oil block with billions of barrels of resource potential

- The thesis is based on analysis and interpretation of cores from a previously drilled well documenting the existence of oil
- Evidence exists of high geothermal gradients that caused known source rock to enter the "oil window" at relatively shallow depths
- Multiple geophysical surveys recently performed indicate that the resource is widespread throughout the region
- High porosity and thick target zone suggest the potential for substantial volumes of oil in place
- Discovery scenarios are vast but include the potential for light oil recoverable at attractive costs of production


Sour
Lebanon
Metulla
Syria
(Golan)
Nahariya
Acre
Qiryat Shemona
(Galilee)
Zefat
Haifa
Tiberias
Nazareth
Mediterranean sea
Sea of Galilee
Bet Shean
Caesarea
Netanya
(Samaria)
Herzliya
Jordan
Tel Aviv - Jaffa
Ben Gurion Airport
Amman
Jericho
Jerusalem
Ashkelon
Bethlehem
En Gedi
Hebron
Dead sea
Gaza
Beer Sheva
Dimona
(Negev)
Mitzpe Ramon
Egypt
Petra
(Sinai)
Eilat
Gulf of Aqabah

Afek Oil & Gas

Genie Energy

Genie's exclusive exploration license covers 396.5 square kilometers in Northern Israel

- The three-year license was granted in 2013 and can be extended for up to four additional years. Upon attaining a discovery, the Company can apply for a commercial lease
- Genie has conducted several geophysical studies and plans to drill up to 10 exploration wells across the license area beginning in 1H15
- The Company is in the final stages of securing local drilling permits, has contracted with an international drilling company and sourced key materials
- This goal of the exploration program is to assess the acreage and bring a discovery to commercial production as soon as possible

Afek provides the potential for near-term production of substantial quantities of oil and gas

Oil Shale

- Oil shale generally refers to a sedimentary rock that contains solid hydrocarbon materials called kerogen
- When oil shale is heated to ~650° F the kerogen generates hydrocarbon liquids and gases
- In-situ extraction has significant technical and environmental advantages and yields substantial net energy gains
- Produces a light hydrocarbon product composed of naphtha, jet fuel, diesel, natural gas and LPG
- Estimated all-in production costs ~$40-45 USD/barrel *(in Israel)*



Natural Gas



Naptha



Diesel



LPG



In Situ Conversion


PRODUCER
HEATER

Heaters inserted into holes gradually heat subsurface



Elevated temperature upgrades kerogen to lighter fractions



Recovery of light hydrocarbon products.

Coke left in reservoir

<u>Benefits of In Situ Conversion</u>

- Minimizes surface footprint - no mining necessary, more oil and gas from smaller area
- Less water use than ex-situ retort technology
- Products produced don't require refining, only hydrotreating to remove sulfur
- Yields high quality transportation fuels
- Lowers CO_2 emissions – doesn't decompose carbonates

Israel Energy Initiatives (IEI)

Exclusive oil shale exploration license in Israel

- Covers 238 km^2 in south Shfela region with an estimated 40 billion boe in place
- Upon conclusion of successful pilot and declaration of discovery, IEI is entitled to a long-term commercial lease
- World class resource: 23-29 gal/ton with a thick high grade zone and isolation from the aquifer
- License contains mechanisms for returning excess land to government
- Appraisal program has been completed and permitting of pilot test is in process


Legend
Terminal
Pumping Station
Refinery
City
Crude Oil Pipelines
Eilat – Ashkelon
Ashkelon – Haifa
Ashkelon Ashdod
Products Pipeline
Givati – Eilat
Regional Map
Haifa
Glilot
Tel-Aviv
Jerusalem
Ashdod
Ashkelon
Givati
Beer-Sheba
Mashabei-Sadeh
Faran
Yotvetah
Eilat

Genie Mongolia

Genie has secured prospecting agreements covering ~60,000 km^2 to explore for attractive oil shale deposits

- Genie has identified a number of areas that potentially have world-class oil shale deposits (quantity, quality & richness)
- In April 2013 signed an exclusive five-year Joint Geological Survey (JGS) to explore oil shale resources in 34,400 km^2 block in central Mongolia.
- Additional prospecting agreement signed in September 2014 covering 25,000 km^2.
- Initial exploration work began in 2013



Wind Power Classification
Resource Potential
Utility
Rural
Wind Power Density at 30 m W/m²
Wind Speed* at 30 m m/s
Marginal Moderate 100 - 200 4.5 - 5.6
Moderate Good 200 - 300 5.5 - 6.4
Good Excellent 300 - 400 6.4 - 7.1
Excellent 400 - 600 7.1 - 8.1
600 - 800 8.1 - 8.9
800 - 1000 8.9 - 9.5
*Wind speeds are based on an elevation of 1400 m and a Weibull k value of 1.8
The wind resource classification is specific for both utility scale and rural applications and applies to areas with low surface roughness, e.g. grassland.
U.S. Department of Energy
National Renewable Energy Laboratory
Kilometers

American Shale Oil (AMSO)

Genie Energy

AMSO is developing a federal RD&D lease in the Piceance Basin of Colorado

- AMSO LLC is 44% owned by Genie & 56% by Total, S.A.
- Genie operating AMSO during pre-commercial phase
- Total funds the majority of R&D expenditures, provides technical expertise, and will operate commercial project
- Lease provides 160 acres for testing in-situ technologies
- Demonstration of commercial and environmental viability provides access to 5,120 acres (8 square miles) preferential right area containing ~10 billion boe in place of which ~2 billion is within the target illite oil shale layer
- Commercial production target 100,000 boe per day for 25+ years
- Pilot test under modification


Piceance Basin
0
15
Miles
Shell
2.5
2.0
1.5
1.0
0.5
AMSO Preference-Right Area
Resource quality, in millions of barrels per acre

Key Genie Oil & Gas Upcoming Milestones

GOGAS' development approach creates both near term and long term shareholder value

Afek

- Securing final permits for exploration drilling program
- Successful drilling of up to 10 wells with production tests (first oil)
- Conversion to commercial lease and startup of operations

Genie Mongolia

- Identification of attractive oil shale basins under JGS partnership with government
- Securing commercial rights to one or more identified basins
- Construction and operation of a small scale pilot

Israel Energy Initiatives

- Grant of permit to conduct local pilot
- Successful construction and operation of local pilot (first oil)
- Conversion from exploration license to commercial lease

American Shale Oil (AMSO)

- Validation, selection and implementation of heating technology for pilot
- Successful operation of pilot demonstrating the viability of the AMSO technology
- Conversion to commercial lease under RD&D framework

IDT Energy - Overview

IDT Energy is a leading retail energy provider (REP)

- Founded in 2004, now one of the largest independent residential REPs in Northeast
- Purchases electricity and gas in wholesale markets for resale to end users
- Delivery, billing and collections remain responsibility of incumbent utility

Value proposition

- Customers: Power of choice (no fees or contracts) and expectation of savings
- Utilities: Purchase of receivables (POR) and consolidated billing provide revenues while the REP takes load-based risk

Risk averse business model

- Residential and small business customers
  - Naturally short position enables purchase of supply in the spot market
  - Variable rates focus – bill at cost of commodity plus mark-up
- Focus on markets with REP-favorable regulatory environments
  - POR programs limit bad debt exposure
  - Liquid and transparent wholesale commodity markets

IDT Energy – Meter + RCE Performance

METERS


600,000
500,000
400,000
300,000
200,000
100,000
2006
2007
2008
2009
2010
2011
2012
2013
3Q14

RESIDENTIAL CUSTOMER EQUIVALENTS (RCEs)


400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

COMMENTARY

- 2011-12: Focused on acquiring relatively higher consumption electric meters primarily in new PA territories
- 2012: Strong sequential electric meter and RCE growth
- 2013: Pending roll out of new territories
- 2014: 1Q Polar Vortex impacts customer base

Epiq and Diversegy

EPIQ Energy is an innovative energy brokerage firm that utilizes network marketing to drive customer growth

- Strongly complements traditional acquisition channels and reaches otherwise inaccessible customers
- Focuses on "warm-relationships" which result in stickier customer relationships
- Highly scalable platform that can accommodate tens of thousands of representatives
- Expands footprint of residential and small business customers outside of the core IDTE markets

Diversegy is a retail energy advisory and brokerage company that serves commercial and industrial customers

- Broker structure affords the flexibility of serving these customers with or without taking on the commodity risk
- Established network of professional sales agents
- Opportunity to reach previously untapped markets - new customer types and geographies

The December 2013 acquisition of EPIQ and Diversegy provides IDT Energy with product and geographic expansion as well as an innovative new marketing channel to drive future meter and RCE growth


EPIQ
IDT Energy

IDT Energy: New York, New Jersey, Pennsylvania, Maryland, DC, Illinois

DIVERSEGY: Arizona, California, Colorado, DC, Florida, Georgia, Illinois, Indiana, Kentucky, Maine, Maryland, Massachusetts, Michigan, Nevada, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Texas

EPIQ: California, Colorado, Florida, Georgia, Illinois, Maryland, Michigan, New York, Ohio, Texas, Virginia

IDT Energy – Markets & Opportunities

Genie Energy

	Total Meters (in thousands)	Residential Meters (in thousands)	Res. Meters Migrated to REPs (in thousands)	% Res. Meters Migrated	IDT Market Share
Existing Markets					
New York	11,422	10,113	2,265	22.4%	10.0%
Pennsylvania	8,548	7,623	2,198	28.8%	2.7%
New Jersey	6,810	6,054	796	13.1%	3.7%
Maryland	3,367	3,042	767	25.2%	3.1%
Illinois	3,777	3,406	2,309	67.8%	0.8%
Washington DC	263	237	43	18.1%	9.2%
Total Existing Markets	34,187	30,475	8,378	27.5%	4.3%

Potential Expansion

Massachusetts, Rhode Island, Ohio

**Note: Data compiled from state regulatory agencies. Regulatory reports are provided in inconsistent formats and represent a range of reporting dates. As a result, data presented represents an approximation as of September 30, 2014 (3Q14).*

IDT Energy – Results of Operations

(USD in millions)	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	2012	2013	TTM
Revenue	$65.4	$85.3	$55.1	$71.6	$67.1	$130.3	$48.8	$46.2	$229.5	$279.2	$292.4
Gross Profit	18.5	19.0	10.0	19.9	16.8	9.9	11.5	17.8	69.6	65.8	56.0
SG&A	10.6	10.2	9.4	10.3	10.1	10.8	10.5	12.2	44.6	40.1	43.6
Adjusted EBITDA	**8.1**	**9.1**	**0.8**	**9.9**	**7.0**	**(0.8)**	**1.1**	**5.7**	**26.3**	**26.7**	**13.0**

COMMENTARY

- Strong financial performance; 1Q14 Polar Vortex caused first negative quarter since inception
- All customer acquisition and marketing costs expensed in the period incurred
- Minimal CAPEX and D&A expense
- 1Q12 impacted by unseasonably mild winter
- Seasonality: Q2 and Q4 shoulder periods between peak heating and cooling seasons

Genie Energy – Investment Thesis

Genie Energy

Investment Exposure to Two Powerful Trends Within the Energy Sector

- Increasing global demand and peaking production of conventional (easy) oil
- Near-term upside of oil exploration license in northern Israel
- Deregulation of the $240B retail energy market

Experienced Management Team

- Oil and Gas exploration program led by top scientists and petroleum engineers in the field
- REP led by industry veterans who built the business from the ground up

Attractive Market Valuation

- Strong balance sheet and cash flow from the REP business provides capital to fund near term project requirement with minimal dilution
- Long-term upside from high potential exploration projects
- Downside protection from consistently cash flow generating REP business

Genie Energy Financials

(USD in millions)	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	2012	2013	TTM
Revenue	$65.4	$85.3	$55.1	$71.6	$67.1	$130.3	$48.8	$48.1	$229.4	$279.2	$294.3
Gross Profit	18.5	19.0	$10.0	19.9	16.8	9.8	11.5	17.8	69.5	65.8	55.9
SG&A	13.4	12.4	$12.1	12.7	12.9	14.3	13.4	18.9	53.9	50.5	59.5
Research and Development	2.2	2.5	2.6	2.7	3.7	2.1	2.4	3.0	9.4	11.4	11.2
Equity in the Loss of AMSO,LLC	0.9	1.1	0.8	0.7	0.6	---	---	---	3.1	3.2	0.6
Adjusted EBITDA	**2.7**	**3.6**	**(4.4)**	**5.0**	**0.7**	**(4.6)**	**(2.6)**	**0.9**	**6.6**	**4.9**	**(5.6)**

Cautionary Statements Regarding Oil and Gas Quantities

Genie Energy

The Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms reserve or resource "potential," "upside," "oil and gas in place" or "OGIP," "OIP" or "GIP," and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.

Reconciliation of Non-GAAP Financials

Genie Energy

Reconciliation of Non-GAAP Financial Measures

In addition to including financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), Genie Energy's investor presentation included Adjusted EBITDA, which is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Genie's measure of Adjusted EBITDA consists of gross profit less selling, general and administrative expense and research and development expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations and add (1) depreciation and amortization, (2) severance and other charges (3) Non-cash compensation. These additions and deductions are non-cash and/or non-routine items in the relevant fiscal 2014, fiscal 2013, and fiscal 2012 periods.

Management believes that Genie's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains or losses that may not be indicative of Genie's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to Genie's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. Adjusted EBITDA may also be an indicator of the strength and performance of Genie's and the segment's ongoing business operations, including the ability to fund capital expenditures, and meet working capital needs from current operations (as opposed to cash resources), and to incur and service debt.

Management refers to Adjusted EBITDA, as well as the GAAP measures gross profit and income (loss) from operations, on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and Genie's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

Severance and other charges are also excluded in the calculation of Adjusted EBITDA. Severance and other charges are reflective of decisions made by management in each period regarding the aspects of Genie's and its segments' businesses to be focused on in light of changing market realities and other factors. In addition, severance and other charges have substantially decreased and are expected to remain at reduced levels for the foreseeable future. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of Genie's core and continuing operations.

The other calculation of Adjusted EBITDA consists of gross profit less selling, general and administrative expense, and research and development expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, gross profit, income (loss) from operations, cash flow from operating activities, net income (loss) or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, Genie's measurement of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA to the most directly comparable GAAP measure for both Genie Energy and Genie's IDT Energy segment.

Reconciliation of Non-GAAP Financials

Genie Energy (NYSE: GNE) Page 5 *(in thousands)*	Genie Energy TTM
EBITDA	($5,688)
Subtract (add):	
Depreciation and amortization	122
Stock-based Compensation	9,518
Income (loss) from operations	($15,328)

IDT Energy - Results of Operations
Page 21 *(in thousands)*

	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	2012	2013	TTM
Adjusted EBITDA	$8,131	$9,125	$751	$9,857	$6,989	($764)	$1,120	$5,771	$26,246	$26,721	$17,202
Subtract (add):											
Depreciation and amortization	9	5	3	3	3	3	3	7	40	15	12
Stock-based Compensation	257	264	227	257	262	142	177	152	1,234	1,010	838
Income from operations	$7,864	$8,855	$520	$9,597	$6,724	($909)	$940	$5,612	$24,972	$25,696	$16,352

Genie Energy Financials
Page 23 *(in thousands)*

	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	2012	2013	TTM
Adjusted EBITDA	$2,738	$3,614	($4,410)	$5,042	$670	($4,624)	($2,591)	$856	$6,599	$4,915	($1,503)
Subtract (add):											
Depreciation and amortization	32	25	25	29	30	29	29	34	124	110	118
Stock-based Compensation	815	957	1,134	1,064	1,026	1,839	1,724	4,929	3,429	4,180	5,653
Income from operations	$1,891	$2,632	($5,569)	$3,948	($386)	($6,492)	($4,344)	($4,106)	$3,047	$626	($7,274)

Avi Goldin
Chief Financial Officer
agoldin@genie.com
(973) 438-4075